                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement

                                                  / / Confidential, for Use of
the Commission
                                                Only (as permitted by Rule
14a-6(e)(2)

/X/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         FRONTIER INSURANCE GROUP, INC.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

       /X/   No fee required

      [LOGO]

INSURANCE GROUP, INC.           ROCK HILL, NEW YORK 12775-8000 / TELEPHONE (914)
796-2100
                                                                      FAX (914)
796-1900
--------------------------------------------------------------------------------

                                                               November 26, 1996

Dear Stockholder:

    You are cordially invited to attend a Special Meeting of Stockholders of Frontier Insurance Group, Inc. (the "Company") to be held on Monday, December 30, 1996 at 10:00 a.m., local time, at the Company's corporate headquarters, 195 Lake Louise Marie Road, Rock Hill, New York 12775-8000 (located on Lake Louise Marie Road, which runs parallel to New York State Route 17, between Exits 109 and 110 of Route 17).

    At the Meeting, you will be asked to consider and vote upon proposals to (i) approve and ratify the financing transaction described in the accompanying proxy statement (the "Financing Transaction"), and (ii) adopt an amendment (the "Amendment") to Article FOURTH of the Company's Restated Certificate of Incorporation, as amended, to increase the authorized number of shares of Common Stock from 20,000,000 shares to 50,000,000 shares.

    Ratification of the Financing Transaction is being sought as a result of an undertaking by the Company to the New York Stock Exchange, Inc., and the Amendment will provide additional authorized capital stock for future stock dividends, acquisitions and other general corporate purposes, as more fully described in the accompanying Proxy Statement.

    The accompanying Proxy Statement, which you are urged to read carefully, provides important information with respect to the Financing Transaction and the Amendment. Whether or not you plan to attend the Special Meeting, please complete, date and sign your proxy card and promptly return it in the enclosed envelope. If you attend the Special Meeting, you may vote in person even though you have previously returned a proxy.

                                          On behalf of the Board of Directors,

                                                         [SIG]
                                          Walter A. Rhulen
                                          Chairman of the Board, President
                                          and Chief Executive Officer

                                     [LOGO]

                             INSURANCE GROUP, INC.
                           195 Lake Louise Marie Road
                         Rock Hill, New York 12775-8000
                                 (914) 796-2100
                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 30, 1996

                            ------------------------

To the Stockholders of
 FRONTIER INSURANCE GROUP, INC.

    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Frontier Insurance Group, Inc. (the "Company") will be held at the Company's corporate headquarters, 195 Lake Louise Marie Road, Rock Hill, New York 12775-8000 (located on Lake Louise Marie Road, which runs parallel to New York State Route 17, between Exits 109 and 110 of Route 17), on Monday, December 30, 1996, at 10:00 a.m., local time, to consider and act upon the following proposals:

        1. To approve and ratify the financing transaction described in the accompanying Proxy Statement.

        2. To adopt an amendment to Article FOURTH of the Company's Restated Certificate of Incorporation, as amended, to increase the authorized number of shares of Common Stock, par value $.01 per share ("Common Stock"), from 20,000,000 shares to 50,000,000 shares.

        3. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

    Only holders of record of Common Stock at the close of business on November 22, 1996, the Record Date for the Special Meeting, are entitled to notice of and to vote at the Special Meeting.

                                          By Order of the Board of Directors,

                                                         [LOGO]

                                          Joseph P. Loughlin
                                          Secretary

Rock Hill, New York
November 26, 1996

          STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED
                PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                                     [LOGO]

                             INSURANCE GROUP, INC.
                           195 Lake Louise Marie Road
                         Rock Hill, New York 12775-8000
                                 (914) 796-2100

                           -------------------------

                                PROXY STATEMENT

                           -------------------------

                        SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 30, 1996

                            ------------------------

                                  INTRODUCTION

GENERAL

    This Proxy Statement is being furnished to holders of Common Stock, par value $.01 per share ("Common Stock"), of Frontier Insurance Group, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at its Special Meeting of Stockholders to be held on Monday, December 30, 1996 at the Company's corporate headquarters, 195 Lake Louise Marie Road, Rock Hill, New York 12775-8000 (located on Lake Louise Marie Road, which runs parallel to New York State Route 17, between Exits 109 and 110 of Route 17), at 10:00 a.m., local time, and any and all adjournments or postponements thereof (the "Special Meeting"). This Proxy Statement is being first mailed to holders of Common Stock on or about November 26, 1996.

    MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

    At the Special Meeting, the stockholders will be asked to consider and vote upon the following proposals:

    1. to approve and ratify the financing transaction described herein (the "Financing Transaction"), and

    2. to adopt an amendment to Article FOURTH of the Company's Restated Certificate of Incorporation, as amended (the "Amendment"), to increase the authorized number of shares of Common Stock from 20,000,000 shares to 50,000,000 shares, all as more fully described in this Proxy Statement.

VOTING AT THE SPECIAL MEETING

    Only holders of record of Common Stock at the close of business on November 22, 1996 (the "Record Date") are entitled to notice of and to vote at the Special Meeting, each such holder of record being entitled to one vote per share on each matter to be considered at the Special Meeting. On the Record Date, there were 14,688,064 shares of Common Stock issued and outstanding.

    The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting (7,344,033 shares of the 14,688,064 shares outstanding) is necessary to constitute a quorum at the Special Meeting. All abstentions and broker non-votes, if any, will be included as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Special Meeting. The affirmative vote of a majority of the votes cast is required to approve and ratify the Financing Transaction, provided that the total votes cast on such proposal represents more than 50% of the shares of Common Stock entitled to vote thereon at the Special Meeting. The affirmative vote by the holders of a majority of the outstanding shares of Common Stock (7,344,033 shares of the 14,688,064 shares outstanding) is required to adopt the Amendment. In determining whether the foregoing two proposals (the "Proposals") have received the requisite number of affirmative votes, (i) abstentions will be included as votes cast and will have the same effect as votes against the Proposals, and (ii) proxies for which a broker does not have discretionary authority and has not received voting instructions from the beneficial owners (so-called "broker non-votes"), if any, will not be counted and will have no effect on the vote for the approval and ratification of the Financing Transaction, but will have the effect of a vote against the Amendment.

    If the enclosed proxy card is properly executed and returned to the Company prior to voting at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, the shares will be voted FOR the Proposals and at the discretion of the proxies on any other matters that may properly come before the Special Meeting. At any time prior to its exercise, a proxy may be revoked by the holder of Common Stock granting it by delivering written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement or by attending the Special Meeting and voting in person.

    This solicitation, the cost of which will be borne by the Company, is being made by the Company by mail, and may be made personally or by telephone by officers and other employees of the Company who will not receive additional compensation therefor.

    The principal executive offices of the Company are located at 195 Lake Louise Marie Road, Rock Hill, New York 12775.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following table sets forth the beneficial ownership of the Common Stock on the Record Date by (i) each person known by the Company to own beneficially five percent or more of such shares, (ii) each director, (iii) certain executive officers of the Company (Messrs. Walter A. Rhulen, Thomas J. Dietz, Harry W. Rhulen and Peter H. Foley), and (iv) all directors and executive officers as a group, together with their respective percentage ownership of the outstanding shares:

                   AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

                                                             CURRENTLY      ACQUIRABLE        PERCENT OF
NAME AND ADDRESS                                               OWNED     WITHIN 60 DAYS(1)    OUTSTANDING
-----------------------------------------------------------  ----------  -----------------  ---------------

Walter A. Rhulen(2)........................................     988,691(3)        --                 6.7%
Peter L. Rhulen(2).........................................     992,950(4)        --                 6.8%
Lawrence E. O'Brien........................................      34,392         --                 *
Douglas C. Moat............................................       4,963         --                 *
Alan Gerry.................................................      --             --                 *
Thomas J. Dietz............................................      61,998          74,250            *
Harry W. Rhulen............................................      94,302(5)        105,854(6)          1.4%
Peter H. Foley.............................................         923           2,750            *
Estate of Jesse M. Farrow(2)...............................     990,575         --                   6.8%
Denver Investment Advisors, LLC............................   1,309,007(7)        --                 8.9%
  125-17th Street, 26th Floor,
  Denver, CO 80202
Wellington Management Company..............................     740,124(8)        --                 5.0%
  75 State Street
  Boston, MA 02109
All directors and executive officers
  as a group (12 persons)..................................   2,193,181         188,223             16.1%

------------------------

*   Less than 1%.

(1) Reflects number of shares of Common Stock acquirable upon exercise of options.

(2) Address is 195 Lake Louise Marie Road, Rock Hill, NY 12775-8000.

(3) Does not include 4,611 shares of Common stock owned by the wife of Walter A. Rhulen, the beneficial ownership of which Mr. Rhulen disclaims.

(4) Does not include 245,391 shares, 13,216 shares, 29,700 shares and 12,650 shares of Common Stock owned, respectively, by two children of Mr. Peter L. Rhulen, Mr. Rhulen's spouse, The Eileen and Peter Rhulen Foundation, Inc. for which Mr. Rhulen acts as President, and a charitable foundation for which Mr. Rhulen acts as trustee. Mr. Rhulen disclaims beneficial ownership of such shares.

(5) Includes 3,394 shares owned by a daughter of Mr. Harry W. Rhulen for whom he acts as custodian under the Uniform Gifts to Minors Act. Does not include 6,466 shares of Common Stock owned by Mr. Rhulen's wife, as to which Mr. Rhulen disclaims beneficial ownership.

(6) Includes 103,125 shares purchasable at $45.45 per share upon exercise of options granted to Mr. Walter A. Rhulen, his father, and given to Mr. Harry
    W. Rhulen by his father.

(7) Information is from a Schedule 13G dated March 6, 1996 filed by Denver Investment Advisors, LLC, which reflects shared dispositive power with respect to 1,309,007 shares.

(8) Information is from a Schedule 13G dated January 31, 1996 filed by Wellington Management Company, which reflects shared dispositive power with respect to 740,124 shares.

    On the Record Date, the outstanding Common Stock was held by 877 registered stockholders.

             APPROVAL AND RATIFICATION OF THE FINANCING TRANSACTION

BACKGROUND

    On October 18, 1996, the Company completed the sale of 3,450,000 6 1/4% Convertible Trust Originated Preferred Securities-SM- ("Preferred Securities") issued by its financing vehicle, Frontier Financing Trust, a Delaware statutory business trust (the "Trust"), at $50 per Preferred Security, for gross proceeds to the Trust of $172,500,000, which the Trust invested in 6 1/4% Convertible Subordinated Debentures Due 2026 issued by the Company (the "Convertible Debentures"). The Preferred Securities are convertible into an aggregate of 3,678,735 shares of Common Stock through the exchange of such Preferred Securities for Convertible Debentures having a principal amount equal to the liquidation amount of the Preferred Securities so exchanged ($50 per Preferred Security) and the subsequent conversion of the Convertible Debentures.

    Of the approximate $167 million of net proceeds to the Company from the sale of the Convertible Debentures to the Trust, approximately $32 million was used to repay certain bank indebtedness, approximately $60 million has been contributed to the statutory surplus of the Company's insurance company subsidiaries to support growth, and the balance has been added to the Company's working capital for general corporate purposes, including additional contributions to the statutory surplus of the Company's insurance company subsidiaries to support growth, and possible acquisitions.

    The Preferred Securities were sold through Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Oppenheimer & Co., Inc., Stephens Inc. and Conning & Company within the United States to "qualified institutional buyers" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")) and to a limited number of institutional "accredited investors" (as defined in Rule 501(a)(1),(2),(3) or (7) under the Securities Act), and outside the United States pursuant to Regulation S under the Securities Act, and may not be reoffered or resold in the United States absent registration or an applicable exemption from the registration requirements. The Company has agreed to file a shelf registration statement under the Securities Act for resale of the Preferred Securities and/or the shares of Common Stock issuable upon conversion by the holders thereof.

SUMMARY OF TERMS OF PREFERRED SECURITIES

    THE FOLLOWING IS A CURSORY SUMMARY OF THE TERMS OF THE PREFERRED SECURITIES. A MORE EXPANSIVE DESCRIPTION OF SUCH TERMS IS SET FORTH IN "DESCRIPTION OF SECURITIES ISSUED IN FINANCING TRANSACTION" ATTACHED AS ANNEX A TO THIS PROXY STATEMENT.

    The common securities of the Trust (the "Common Securities"), all of which are owned by the Company, and the Preferred Securities represent undivided beneficial interests in the assets of the Trust. The Trust exists for the exclusive purpose of issuing the Preferred Securities and the Common Securities (collectively, the "Trust Securities"), investing the gross proceeds from the sale of the Trust Securities in the Convertible Debentures, and engaging in only those activities necessary or incidental thereto. Upon an event of default under the Declaration (as defined in Annex A), the holders of the Preferred Securities will have a preference over the holders of the Common Securities with respect to payments of distributions and amounts payable upon redemption, liquidation or otherwise.

    Each Preferred Security is convertible, at the option of the holder thereof, into shares of Common Stock in accordance with the procedures set forth in Annex A at a conversion rate of 1.0663 shares of Common Stock for each Preferred Security, subject to adjustment in certain circumstances.

    Holders of the Preferred Securities are entitled to receive cumulative cash dividends at an annual rate of $3.125 per Preferred Security (6 1/4% of the liquidation amount of $50 per Preferred Security), accruing from October 16, 1996 and payable quarterly in arrears on each January 15, April 15, July 15 and October 15, commencing January 15, 1997. The payment of distributions out of moneys held by the Trust and payments on liquidation of the Trust or the redemption of Preferred Securities, as described below, are guaranteed by the Company (the "Guarantee") to the extent the Trust has funds available therefor. The Guarantee, when taken together with the Company's obligations under the Indenture (as defined in Annex A) pursuant to which the Convertible Debentures are issued (which provides that the Company may defer payments of interest on the Convertible Debentures) and its obligations under the Declaration, including its obligations to pay costs, expenses, debts and liabilities of the Trust (other than with respect to the Trust Securities), provides a full and unconditional guarantee of amounts due on the Preferred Securities (subject to the Company's right to defer payments of interest on the Convertible Debentures). The Company's obligations under the Guarantee rank (i) senior to the Common Stock, (ii) PARI PASSU with the most senior preferred stock issued from time to time by the Company and with any guarantee now or hereafter entered into by the Company with respect to any preferred or preference stock of the Company or its affiliates, and (iii) subordinate and junior to all other liabilities of the Company, except any liabilities that may be PARI PASSU by their terms. The obligations of the Company under the Convertible Debentures are subordinate and junior in right of payment to Senior Debt (as defined in Annex
A) of the Company. The Company's subsidiaries do not guarantee the payment of principal of or interest on the Convertible Debentures and, accordingly, claims of holders of the Preferred Securities effectively are subordinate to the claim of creditors and policyholders of the Company's subsidiaries.

    The sole assets of the Trust are the Convertible Debentures and the distribution rate and the distribution payment dates and other payment dates for the Preferred Securities correspond to the interest rate and interest payment dates and other payment dates for the Convertible Debentures. If the Company fails to make principal or interest payments on the Convertible Debentures, the Trust will not have sufficient funds to make distributions on the Preferred Securities, in which event the Guarantee will not apply to such distributions until the Trust has sufficient funds available therefor.

    The Company has agreed to file a Shelf Registration Statement (as defined in Annex A) for the Preferred Securities, the Guarantee, the Convertible Debentures and the Common Stock issuable upon conversion of the Convertible Debentures pursuant to a Registration Rights Agreement (as defined in Annex A). Upon the Company's failure to comply with certain of its obligations under the Registration Rights Agreement, additional distributions will accrue and be payable on the Preferred Securities.

    The Company has the right to defer payments of interest on the Convertible Debentures at any time by extending the interest payment date for up to 20 consecutive quarters (each such extension, an "Extension Period"), but not beyond the maturity of the Convertible Debentures. If interest payments are so deferred, distributions on the Preferred Securities also will be deferred. During any Extension Period, distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at a rate of 6 1/4% per annum compounded quarterly. During any Extension Period, the holders of Preferred Securities will be required to include such deferred interest in their gross income for United States Federal income tax purposes in advance of their receipt of the cash distributions with respect to such deferred interest payments. Moreover, if a holder of Preferred Securities converts its Preferred Securities into Common Stock during any Extension Period, the holder will not receive any cash or additional shares of Common Stock related to the deferred distributions. There could be multiple Extension Periods of varying lengths throughout the term of the Convertible Debentures (but distributions would continue to accumulate quarterly and accrue interest until the end of any such Extension Period).

    The Convertible Debentures are redeemable by the Company, at its option, in whole or in part from time to time, at the applicable Redemption Price (as defined in Annex A) set forth herein, (i) on or after October 16, 1999, PROVIDED the closing sale price of the Common Stock as reported on the New York Stock Exchange is at least $70.34 per share (150% of the per share conversion price) for a minimum of 20 trading days within a period of 30 consecutive trading days ending on the fifth trading day prior to the notice of redemption and (ii) on or after October 16, 2000. The Convertible Debentures may also be redeemed (in whole, but not in part) in certain circumstances upon the occurrence of a Redemption Tax Event (as defined in Annex A), in which event the Redemption Price shall be 100% of the principal amount of, plus all accrued and unpaid interest on, the Convertible Debentures so redeemed. The Preferred Securities, which do not have a stated maturity date, must be redeemed upon the repayment of the Convertible Debentures at their stated maturity (October 16, 2026) and upon acceleration or earlier redemption of the Convertible Debentures. Upon redemption of the Convertible Debentures, the Trust must redeem, on a PRO RATA basis, Trust Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Convertible Debentures so redeemed at a redemption price corresponding to the applicable Redemption Price, plus accrued and unpaid distributions thereon to the date fixed for redemption.

    In the event of any voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust, the then holders of the Preferred Securities will be entitled to receive out of the assets of the Trust, after satisfaction of liabilities to creditors, distributions in an amount equal to the aggregate of the stated liquidation amount of $50 per Preferred Security plus accrued and unpaid distributions thereon to the date of payment, unless Convertible Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of the Preferred Securities are distributed, on a PRO RATA basis, to the holders of the Preferred Securities due to a Tax Event (as defined in Annex A), other than a Redemption Tax Event, or an Investment Company Event (as defined in Annex A).

    The issuance of shares of Common Stock upon conversion of any Preferred Securities will increase the number of outstanding shares of Common Stock and thereby dilute the voting power of the shares of Common Stock then outstanding.

PURPOSE OF SOLICITATION

    The Company has undertaken to the New York Stock Exchange, Inc. (the "NYSE") to prepare a Proxy Statement for a Special Meeting of Stockholders at which proxies would be solicited from all stockholders to approve and ratify the Financing Transaction in order to comply with a NYSE rule which requires that stockholders of a NYSE listed corporation approve all transactions, other than public offerings for cash, which result (or could result) in the issuance of in excess of 20% of the shares of its common stock outstanding. An additional 3,678,735 shares of Common Stock (approximately 25% of the Common Stock outstanding on the date the Financing Transaction was consummated) are issuable upon conversion of the Preferred Securities and/or the Convertible Debentures, thereby requiring approval of the Financing Transaction by the Company's stockholders under the NYSE rule.

    IN THE EVENT THE FINANCING TRANSACTION IS NOT APPROVED AND RATIFIED, THE PREFERRED SECURITIES WILL REMAIN OUTSTANDING, BUT THE COMMON STOCK WILL BE SUBJECT TO DELISTING BY THE NYSE. In such event, the Company would consider available alternatives, including seeking to list the Common Stock on The Nasdaq National Market. There can be no assurance that such event would not materially adversely affect the market for or liquidity of the Common Stock.

REQUIRED VOTE

    APPROVAL AND RATIFICATION OF THE FINANCING TRANSACTION REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST, PROVIDED THAT THE TOTAL VOTES CAST ON SUCH PROPOSAL REPRESENTS MORE THAN 50% OF THE SHARES OF COMMON STOCK ENTITLED TO VOTE THEREON AT THE SPECIAL MEETING. Unless marked to the contrary, proxies received will be voted FOR approval and ratification of the Financing Transaction.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL AND RATIFICATION OF THE FINANCING TRANSACTION.

           ADOPTION OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION

BACKGROUND

    The Company presently is authorized to issue 20,000,000 shares of Common Stock. On the Record Date, there were 14,688,064 shares issued and outstanding and 4,966,625 shares reserved for issuance (including the shares reserved for issuance upon conversion of the Debentures).

    The Board of Directors has approved, subject to adoption by the Company's stockholders, the Amendment in substantially the form attached hereto as Exhibit A to this Proxy Statement, to increase the authorized shares of Common Stock from 20,000,000 shares to 50,000,000 shares.

    The Amendment will provide additional authorized capital stock for future stock dividends, acquisitions and other general corporate purposes.

REQUIRED VOTE

    Adoption of the Amendment requires the affirmative vote by the holders of a majority of the outstanding shares of Common Stock (7,344,033 shares of the 14,688,064 shares outstanding). Unless marked to the contrary, proxies received will be voted FOR adoption of the Amendment.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE AMENDMENT.

                                 OTHER BUSINESS

    Management does not know of any matter to be brought before the Special Meeting other than as described above. In the event any other matter properly comes before the Special Meeting, the persons named in the accompanying form of proxy have discretionary authority to vote on such matters.

                         STOCKHOLDER PROPOSALS FOR THE
                      1997 ANNUAL MEETING OF STOCKHOLDERS

    Any stockholder proposal to be considered for inclusion in the Company's proxy soliciting material for the 1997 Annual Meeting of Stockholders must be received by the Company at its principal office by December 31, 1996.

Dated: November 26, 1996

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                         FRONTIER INSURANCE GROUP, INC.

      -------------------------------------------------------------------
      -------------------------------------------------------------------

                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware

      -------------------------------------------------------------------
      -------------------------------------------------------------------

    Frontier Insurance Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies as follows:

        1. The name of the Corporation is Frontier Insurance Group, Inc. and the name under which the Corporation originally was incorporated is Frontier Financial Corp.

        2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on April 22, 1986.

        3. The Restated Certificate of Incorporation of the Corporation, as heretofore amended or supplemented (the "Certificate of Incorporation"), is hereby further amended by striking out "Article FOURTH" and substituting in lieu thereof a new "Article FOURTH" changing the authorized capital stock of the Corporation to read as follows:

          "FOURTH: (a) The total number of shares of stock which the Corporation shall have authority to issue is fifty-one million (51,000,000) shares, of which fifty million (50,000,000) shares are to be shares of Common Stock, $.01 par value per share, and one million (1,000,000) shares are to be shares of Preferred Stock, $.01 par value per share.

          (b) The board of directors of the Corporation is authorized to issue shares of Preferred Stock from time to time in one or more series for such consideration as it may determine; to fix or alter the voting powers, designations, preferences and rights, including but not limited to dividend rights, dividend rate, conversion rights and terms of redemption (including sinking fund provisions), redemption price or prices and liquidation preferences, or any of them, as to wholly unissued series of shares of Preferred Stock; and to fix the number of shares constituting any such series and designation thereof, or any number of them, and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of such series be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series."

        4. The amendment to the Certificate of Incorporation herein certified has been duly adopted in the manner and by the vote prescribed by Section 242 of the General Corporation Law of the State of Delaware.

    IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this certificate to be signed by its President and Chief Executive Officer and attested by its Secretary this 30th day of December, 1996.

                                              FRONTIER INSURANCE GROUP, INC.

                                              By:        ------------------------------------------------
                                                                         Walter A. Rhulen
                                                                 Chairman of the Board, President
                                                                    and Chief Executive Officer

Attest:

By:        --------------------------------------
                     Joseph P. Loughlin
                          Secretary

                                                                         ANNEX A

                           DESCRIPTION OF SECURITIES
                        ISSUED IN FINANCING TRANSACTION

                    DESCRIPTION OF THE PREFERRED SECURITIES

GENERAL

    The common securities of the Trust (the "Common Securities"), all of which are owned by the Company, and the Preferred Securities represent undivided beneficial ownership interests in the assets of the Trust.

    The Common Securities rank PARI PASSU with, and payments are made thereon on a PRO RATA basis with, the Preferred Securities, except that upon the occurrence of an event of default (a "Declaration Event of Default") under the Amended and Restated Declaration of Trust dated October 16, 1996 (the "Declaration"), the rights of the holders of the Common Securities to receive payment of periodic distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of the holders of Preferred Securities. See "--Subordination of Common Securities." Title to the Convertible Debentures, which constitute the sole assets of the Trust, is held by The Bank of New York, as property trustee for the Trust (the "Property Trustee"), for the benefit of the holders of the Preferred Securities and the Common Securities (the "Trust Securities"). The Declaration does not permit the issuance by the Trust of any securities other than the Trust Securities or the incurrence of any indebtedness by the Trust. The payment of distributions out of moneys held by the Trust, and payments upon redemption of the Preferred Securities or liquidation of the Trust, are guaranteed by the Company to the extent described under "Description of the Guarantee." The Guarantee is held by The Bank of New York, as guarantee trustee (the "Guarantee Trustee") for the benefit of the holders of the Preferred Securities. The Guarantee does not cover payment of distributions or payments upon redemption of the Preferred Securities or liquidation of the Trust when the Trust does not have sufficient available funds to make such distributions or payments. In such event, the remedy of a holder of Preferred Securities is to (i) vote to direct the Property Trustee to enforce the Property Trustee's rights under the Convertible Debentures or (ii) if the failure of the Trust to pay distributions is attributable to the failure of the Company to pay interest or principal on the Convertible Debentures, to institute a proceeding directly against the Company for enforcement of payment to such holder of the principal of or interest on the Convertible Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due date specified in the Convertible Debentures. See "--Voting Rights."

DISTRIBUTIONS

    Distributions on the Preferred Securities are fixed at a rate per annum of 6 1/4% of the stated liquidation amount of $50 per Preferred Security (equal to $3.125 per annum per Preferred Security). Distributions in arrears bear interest thereon at a rate per annum of 6 1/4% compounded quarterly. The term "distribution" as used herein includes any such interest (including any Additional Interest and Liquidation Damages, each as defined herein) payable unless otherwise stated. The amount of distributions payable for any period is computed on the basis of a 360-day year of twelve 30-day months.

    Distributions on the Preferred Securities are cumulative, accrue from October 16, 1996 (the date of initial issuance) and are payable quarterly in arrears on each January 15, April 15, July 15 and October 15, commencing January 15, 1997, when, as and if available for payment, by the Property Trustee, except as otherwise described below. The Company has the right under the Indenture dated October 16, 1996 relating to the Convertible Debentures (the "Indenture") to defer interest, during which period no interest shall be due and payable on the Convertible Debentures. As a consequence of such extension, quarterly distributions on the Preferred Securities would be deferred (though such distributions would continue to accrue with interest) during any such extended interest payment period. In the event that the Company exercises this right then, during such period, the Company shall not (a) declare or pay dividends on, make distributions with respect to, redeem, purchase, acquire or make a liquidation payment with respect to, any of its capital stock (except for (i) dividends or distributions in shares of Common Stock on Common Stock, (ii) purchases or acquisitions of shares of Common Stock made in connection with any employee benefit plan of the Company or its subsidiaries, purchases made from employees or officers pursuant to employment agreements, or purchases made under option agreements (or upon the exercise of options granted thereunder), PROVIDED the plan or agreement was in existence on October 9, 1996 and PROVIDED, FURTHER, that such repurchases by the Company made from officers or employees of the Company or its subsidiaries pursuant to employment agreements shall be made at a price not to exceed market value on the date of any such repurchase and shall not exceed $5.0 million in the aggregate for all such employees and officers,
(iii) conversions or exchanges of Common Stock of one class into Common Stock of another class or (iv) purchases of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of any of the Company's securities being converted or exchanged), (b) make any payment of interest, principal or premium, if any, or repay, repurchase or redeem any debt securities issued by the Company that rank junior to or PARI PASSU with the Convertible Debentures (except by conversion into or exchange for shares of Common Stock), or (c) shall not make any guarantee payments with respect to the foregoing (other than such payments made pursuant to the Guarantee). Prior to the termination of any such Extension Period, the Company may further extend such Extension Period, PROVIDED that such Extension Period, together with all previous and further extensions thereof, may not exceed 20 consecutive quarters and that such Extension Period may not extend beyond the maturity date of the Convertible Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the above requirements. Consequently, there could be multiple Extension Periods of varying lengths throughout the term of the Convertible Debentures. See "Description of the Convertible Debentures--Interest" and "Description of the Convertible Debentures--Option to Extend Interest Payment Period." If distributions are deferred, the deferred distributions and accrued interest thereon shall be paid to the holders of record of Preferred Securities as they appear on the books and records of the Trust on the record date following the termination of the Extension Period.

    Distributions on the Preferred Securities will be made to the extent the Trust has funds available therefor in the Property Account. The amount of such funds will be limited to payments received by the Trust from the Company with respect to the Convertible Debentures. See "Description of the Convertible Debentures." The payment of distributions out of funds held by the Trust is guaranteed by the Company, as set forth under "Description of the Guarantee."

    Distributions on the Preferred Securities are payable to the holders thereof as they appear on the books and records of the Trust on the relevant record dates, which will be 15 days prior to the relevant payment dates. In the event that any date on which distributions are payable on the Preferred Securities is not a Business Day, payment of the distribution payable on such date will be made on the next succeeding day which is a Business Day (without any distribution or other payment for any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. A "Business Day" means any day other than a day on which banking institutions in New York City or in Wilmington, Delaware, are authorized or required by law to close.

CONVERSION RIGHTS

    GENERAL. The Preferred Securities are convertible at any time prior to the close of business on the Business Day immediately preceding the date of repayment of such Preferred Securities, whether at maturity or upon redemption, at the option of the holder thereof and in the manner described below, into shares of Common Stock at an initial conversion rate of 1.0663 shares of Common Stock for each Preferred Security (equivalent to a conversion price of $46.89 per share of Common Stock, based upon the $38.75 per share closing price of the Common Stock on the NYSE on October 9, 1996) subject to adjustment as described below under "--Conversion Price Adjustments--General" and "--Conversion Price Adjustments--Fundamental Changes." The Trust has covenanted in the Declaration not to convert Convertible Debentures held by it except pursuant to a notice of conversion delivered to the Property Trustee, as conversion agent (the "Conversion Agent"), by a holder of Preferred Securities. A holder of a Preferred Security wishing to exercise its conversion right is required to deliver an irrevocable conversion notice, together, if the Preferred Security is a Certificated Security (as defined herein), with such Certificated Security, to the Conversion Agent which shall, on behalf of such holder, exchange such Preferred Security for the applicable portion of the Convertible Debentures, and immediately convert such Convertible Debentures into Common Stock. Holders may obtain copies of the required form of the conversion notice from the Conversion Agent. Procedures for converting book-entry Preferred Securities into shares of Common Stock differ.

    Holders of Preferred Securities at the close of business on a distribution record date are entitled to receive the distribution payable on such Preferred Securities on the corresponding distribution payment date notwithstanding the conversion of such Preferred Securities following such distribution record date but prior to the distribution payment date. Except as provided in the immediately preceding sentence, neither the Trust nor the Company will make, or be required to make, any payment, allowance or adjustment for accumulated and unpaid distributions, whether or not in arrears, on the converted Preferred Securities. The Company will make no payment or allowance for distributions on the shares of Common Stock issued upon such conversion, except to the extent that such shares of Common Stock are held of record on the record date for any such distributions and except as provided in the preceding sentence. Each conversion will be deemed to have been effected immediately prior to the close of business on the day on which the related conversion notice was received by the Conversion Agent.

    No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof such fractional interest will be paid by the Company in cash based on the last reported sale price of Company Common Stock on the date such Preferred Securities are surrendered for conversion.

    CONVERSION PRICE ADJUSTMENTS--GENERAL. The conversion price is subject to adjustment in certain events, including (a) the issuance of shares of Common Stock as a dividend or a distribution with respect to Common Stock, (b) subdivisions, combinations or reclassifications of Common Stock (other than a recapitalization or reclassification of shares of Company Common Stock subject to subdivision (i) under "Conversion Price Adjustments--Fundamental Changes" below), (c) the issuance to all holders of Common Stock of rights or warrants entitling them (for a period not exceeding 45 days) to subscribe for shares of Common Stock at less than the then Current Market Price (as defined below), (d) the distribution to holders of Common Stock of evidences of indebtedness of the Company, securities or capital stock, cash or assets (including securities, but excluding those rights, warrants, dividends and distributions referred to above and dividends and distributions paid exclusively in cash), (e) the payment of dividends (and other distributions) on Common Stock paid exclusively in cash, excluding cash dividends if the annualized per share amount thereof does not exceed 15% of the Current Market Price of Common Stock as of the trading day immediately preceding the date of declaration of such dividend (such adjustment being limited to the amount in excess of 15% of such Current Market Price), and
(f) payment to holders of Common Stock in connection with a tender or exchange offer (other than an odd-lot offer) by the Company or any subsidiary of the Company for Common Stock at a price in excess of 110% of the then Current Market Price of Common Stock as of the trading day next succeeding the last date tenders or exchanges may be made pursuant to such tender or exchange offer. "Current Market Price" means the average of the daily closing prices for the five consecutive trading days selected by the Company commencing not more than 20 trading days before, and ending not later than, the earlier of the day in question or, if applicable, the day before the "ex" date with respect to the issuance or distribution in question.

    The Company from time to time may reduce the conversion price of the Convertible Debentures (and thus the conversion price of the Preferred Securities) by any amount selected by the Company for any period of at least 20 days, in which case the Company shall give at least 15 days' notice of such reduction. The Company may, at its option, make such reductions in the conversion price, in addition to those set forth above, as the Company's Board of Directors deems advisable to avoid or diminish any income tax to holders of Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

    No adjustment of the conversion price will be made upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any such plan. No adjustment in the conversion price is required unless such adjustment would require a change of at least one percent (1%) in the price then in effect; PROVIDED, HOWEVER, that any adjustment that would not be required to be made shall be carried forward and taken into account in any subsequent adjustment. If any action would require adjustment of the conversion price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the holder of the Preferred Securities.

    CONVERSION PRICE ADJUSTMENTS--FUNDAMENTAL CHANGES. If any transaction shall occur (including without limitation (i) any recapitalization or reclassification of shares of Common Stock, (ii) any consolidation or merger of the Company with or into another person or any merger of another person into the Company (other than a merger that does not result in a reclassification, conversion, exchange or cancellation of Common Stock), (iii) any sale or transfer of all or substantially all of the assets of the Company, or (iv) any compulsory share exchange) pursuant to which either shares of Common Stock shall be converted into the right to receive other securities, cash or other property, or, in the case of a sale or transfer of all or substantially all of the assets of the Company, the holders of Common Stock shall be entitled to receive other securities, cash or other property, then appropriate provision shall be made so that the holder of each Preferred Security then outstanding shall have the right thereafter to convert such Preferred Security only into:

        (x) in the case of any such transaction that does not constitute a Common Stock Fundamental Change (as defined below) and subject to funds being legally available for such purpose under applicable law at the time of such conversion, the kind and amount of the securities, cash or other property that would have been receivable upon such recapitalization, reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock issuable upon conversion of such Preferred Security immediately prior to such recapitalization, reclassification, consolidation, merger, sale, transfer or share exchange, after giving effect, in the case of any Non-Stock Fundamental Change (as defined below), to any adjustment in the conversion price in accordance with clause (i) of the following paragraph, and

        (y) in the case of any such transaction that constitutes a Common Stock Fundamental Change, common stock of the kind received by holders of Common Stock as a result of such Common Stock Fundamental Change in an amount determined in accordance with clause (ii) of the following paragraph.

    The company formed by such consolidation or resulting from such merger or that acquires such assets or that acquires the Company's shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments that, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the relevant adjustments provided for in the preceding paragraphs and in this paragraph.

    Notwithstanding any other provision in the preceding paragraphs to the contrary, if any Fundamental Change (as defined below) occurs, then the conversion price in effect will be adjusted immediately after such Fundamental Change as follows:

        (i) in the case of a Non-Stock Fundamental Change, the conversion price immediately following such Non-Stock Fundamental Change shall be the lower of (A) the conversion price in effect immediately prior to such Non-Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to the preceding paragraphs, and (B) the product of (1) the greater of the Applicable Price (as defined below) and the then applicable Reference Market Price (as defined below) and (2) a fraction, the numerator of which is $50 and the denominator of which is (x) the amount of the redemption price for one Preferred Security if the redemption date were the date of such Non-Stock Fundamental Change plus (y) any then-accrued and unpaid distributions on one Preferred Security; and

        (ii) in the case of a Common Stock Fundamental Change, the conversion price of the Preferred Securities immediately following such Common Stock Fundamental Change shall be the conversion price in effect immediately prior to such Common Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to the preceding paragraphs, multiplied by a fraction, the numerator of which is the Purchaser Stock Price (as defined below) and the denominator of which is the Applicable Price; PROVIDED, HOWEVER, that in the event of a Common Stock Fundamental Change in which (A) 100% of the value of the consideration received by a holder of Common Stock is common stock of the successor, acquiror or other third party (and cash, if any, paid with respect to any fractional interests in such common stock resulting from such Common Stock Fundamental Change) and (B) all of the Common Stock shall have been exchanged for, converted into or acquired for, common stock of the successor, acquiror or other third party (and any cash with respect to fractional interests), the conversion price of the Preferred Securities immediately following such Common Stock Fundamental Change shall be the conversion price in effect immediately prior to such Common Stock Fundamental Change multiplied by a fraction, the numerator of which is one (1) and the denominator of which is the number of shares of common stock of the successor, acquiror or other third party received by a holder of one share of Common Stock as a result of such Common Stock Fundamental Change.

    Depending upon whether a Fundamental Change is a Non-Stock Fundamental Change or a Common Stock Fundamental Change, a holder may receive significantly different consideration upon conversion. In the event of a Non-Stock Fundamental Change, the holder has the right to convert Preferred Securities into the kind and amount of shares of stock and other securities, property or assets (including cash), except as otherwise provided above, as is determined by the number of shares of Common Stock receivable upon conversion at the conversion price as adjusted in accordance with clause (i) of the preceding paragraph. However, in the event of a Common Stock Fundamental Change in which less than 100% of the value of the consideration received by a holder of Common Stock is common stock of the successor, acquiror or other third party, a holder of a Preferred Security who converts such share following the Common Stock Fundamental Change will receive consideration in the form of such common stock only, whereas a holder who converted such share prior to the Common Stock Fundamental Change would have received consideration in the form of such common stock as well as any other securities or assets (which may include cash) issuable upon conversion of such Convertible Preferred Security immediately prior to such Common Stock Fundamental Change.

    The term "Applicable Price" means (i) in the event of a Non-Stock Fundamental Change in which the holders of Common Stock receive only cash, the amount of cash received by a holder of one share of Common Stock and (ii) in the event of any other Fundamental Change, the average of the daily Closing Price (as defined in the Indenture) for one share of Common Stock during the 10 Trading Days (as defined in the Indenture) immediately prior to the record date for the determination of the holders of Common Stock entitled to receive cash, securities, property or other assets in connection with such Fundamental Change or, if there is no such record date, prior to the date upon which the holders of Common Stock shall have the right to receive such cash, securities, property or other assets.

    The term "Common Stock Fundamental Change" means any Fundamental Change in which more than 50% of the value (as determined in good faith by the Board of Directors of the Company) of the consideration received by holders of Common Stock consists of common stock that, for the 10 Trading Days immediately prior to such Fundamental Change, has been admitted for listing or admitted for listing subject to notice of issuance on a national securities exchange or quoted on Nasdaq; PROVIDED, HOWEVER, that a Fundamental Change shall not be a Common Stock Fundamental Change unless either (i) the Company continues to exist after the occurrence of such Fundamental Change and the outstanding Preferred Securities continue to exist as outstanding Preferred Securities, or (ii) not later than the occurrence of such Fundamental Change, the outstanding Preferred Securities are converted into or exchanged for shares of convertible preferred stock or debentures of a corporation succeeding to the business of the Company, which convertible preferred stock has powers, preferences and relative, participating, optional or other rights, and qualifications, limitations and restrictions substantially similar to those of the Preferred Securities and which debentures have terms substantially similar to those of the Convertible Debentures.

    The term "Fundamental Change" means the occurrence of any transaction or event or series of transactions or events pursuant to which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for or shall constitute solely the right to receive cash, securities, property or other assets (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise); PROVIDED, HOWEVER, in the case of any such series of transactions or events, for purposes of adjustment of the conversion price, such Fundamental Change shall be deemed to have occurred when substantially all of the Common Stock shall have been exchanged for, converted into or acquired or shall constitute solely the right to receive, such cash, securities, property or other assets, but the adjustment shall be based upon the consideration that the holders of Common Stock received in the transaction or event as a result of which more than 50% of the Common Stock shall have been exchanged for, converted into or acquired for, or shall constitute solely the right to receive, such cash, securities, property or other assets.

    The term "Non-Stock Fundamental Change" means any Fundamental Change other than a Common Stock Fundamental Change.

    The term "Purchaser Stock Price" means, with respect to any Common Stock Fundamental Change, the average of the daily Closing Price for one share of the common stock received by the holders of Common Stock in such Common Stock Fundamental Change during the 10 Trading Days immediately prior to the date fixed for the determination of the holders of Common Stock entitled to receive such common stock or, if there is no such date, prior to the date upon which the holders of Common Stock shall have the right to receive such common stock.

    The term "Reference Market Price" shall initially mean $25.83 (which is an amount equal to 66 2/3% of the last reported sale price of $38.75 per share of the Common Stock on the NYSE on October 9, 1996) and, in the event of any adjustment to the conversion price other than as a result of a Fundamental Change, the Reference Market Price shall also be adjusted so that the ratio of the Reference Market Price to the conversion price after giving effect to any such adjustment shall always be the same as the ratio of the initial Reference Market Price to the initial conversion price of $46.89 per share.

REDEMPTION

    The Convertible Debentures mature on October 16, 2026, and may be redeemed, at the Company's option, in whole or in part, upon written notice to the holders of the Convertible Debentures of not less than 30 nor more than 60 days, for cash at the applicable Redemption Price set forth herein, (i) on or after October 16, 1999 in the event the closing sale price of the Company Common Stock as reported on the NYSE is at least $70.34 per share (equivalent to 150% of the per share conversion price) for a minimum of 20 trading days within a period of 30 consecutive trading days ending on the fifth trading day prior to the notice of redemption, and (ii) on or after October 16, 2000. See "Description of the Convertible Debentures--Optional Redemption." The Convertible Debentures may also be redeemed for cash (in whole, but not in part) in certain circumstances upon the occurrence of a Redemption Tax Event (as defined below), in which event the Redemption Price shall be 100% of the principal amount of the Convertible Debentures so redeemed, plus any accrued and unpaid interest thereon to the date fixed for redemption. See "--Special Event Distribution or Redemption" below. The Preferred Securities, which do not have a stated maturity date, must be redeemed upon the repayment of the Convertible Debentures at their stated maturity (October 16, 2026) and upon acceleration or earlier redemption of the Convertible Debentures. Upon redemption of the Convertible Debentures, the Trust must redeem Trust Securities on a PRO RATA basis having an aggregate liquidation amount equal to 100% of the aggregate principal amount of the Convertible Debentures so redeemed at a redemption price corresponding to the Redemption Price (including accrued and unpaid distributions thereon to the date fixed for redemption); PROVIDED, HOWEVER, that holders of the Trust Securities be given not less than 30 nor more than 60 days notice of such redemption. See "--Redemption Procedures," "Description of the Convertible Debentures--General" and "Description of the Convertible Debentures--Optional Redemption."

SPECIAL EVENT DISTRIBUTION OR REDEMPTION

    If, at any time, a Tax Event or an Investment Company Event each, as defined below and each, a "Special Event") shall occur and be continuing, the Trust shall, unless the Convertible Debentures are redeemed upon the occurrence of a Redemption Tax Event (as defined below), be dissolved with the result that, after satisfaction of creditors, if any, of the Trust, Convertible Debentures with an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate of, and accrued and unpaid interest equal to accrued and unpaid distributions on, and having the same record date for payment as the Trust Securities outstanding at such time, would be distributed on a PRO RATA basis to the holders of the Trust Securities in liquidation of such holders' interests in the Trust, within 90 days following the occurrence of such Special Event; PROVIDED, HOWEVER, that in the case of the occurrence of a Tax Event, as a condition of such dissolution and distribution, the Regular Trustees shall have received an opinion of nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service to the effect that the holders of the Preferred Securities will not recognize any income, gain or loss for United States Federal income tax purposes as a result of such dissolution and distribution of Convertible Debentures; and, PROVIDED, FURTHER, that if at the time there is available to the Trust the opportunity to eliminate the Special Event within such 90-day period by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure which in the sole judgment of the Company has or will cause no adverse effect on the Trust, the Company or the holders of the Trust Securities and will involve no material cost, the Trust will pursue such measure in lieu of dissolution. Furthermore, if in the case of the occurrence of a Tax Event, (i) the Regular Trustees have received an opinion (a "Redemption Tax Opinion") of nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Company would be precluded from deducting the interest on the Convertible Debentures for United States Federal income tax purposes even if the Convertible Debentures were distributed to the holders of Trust Securities in liquidation of such holders' interests in the Trust as described above, or (ii) the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust (each such case, a "Redemption Tax Event"), the Company shall have the right, upon not less than 30 nor more than 60 days' notice, to cause the redemption of the Convertible Debentures in whole (but not in part) for cash within 90 days following the occurrence of such Redemption Tax Event at a Redemption Price equal to 100% of the principal amount of the Convertible Debentures so redeemed, plus any accrued and unpaid interest thereon to the date fixed for redemption, and promptly following such redemption, the Trust Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Convertible Debentures so redeemed will be redeemed by the Trust, on a PRO RATA basis, at a redemption price corresponding to the Redemption Price for which such Convertible Debentures were so redeemed (including accrued and unpaid distributions thereon to the date fixed for redemption); PROVIDED, HOWEVER, that if at the time there is available to the Company or the Trust the opportunity to eliminate the Redemption Tax Event within such 90-day period by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure which in the sole judgment of the Company has or will cause no adverse effect on the Trust, the Company or the holders of the Trust Securities, and will involve no material cost, the Company or the Trust will pursue such measure in lieu of redemption. Because the Company is a holding company, its ability to redeem the Convertible Debentures and, therefore, for the Trust to redeem the Preferred Securities, is dependent, to a significant degree, on the ability of the Company's subsidiaries to pay dividends in sufficient amounts.

    "Tax Event" means that the Regular Trustees shall have received an opinion of nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case, after October 9, 1996 (collectively, a "Change in Tax Law"), there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States Federal income tax with respect to interest accrued or received on the Convertible Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a DE MINIMIS amount of other taxes, duties or other governmental charges or (iii) interest payable by the Company on the Convertible Debentures is not, or within 90 days of the date thereof will not be, deductible for United States Federal income tax purposes. Notwithstanding anything in the previous sentence to the contrary, a Tax Event shall not include any Change in Tax Law that requires the Company for United States Federal income tax purposes to defer taking a deduction for any original issue discount ("OID") that accrues with respect to the Convertible Debentures until the interest payment related to such OID is paid in money; PROVIDED, that such Change in Tax Law does not create more than an insubstantial risk that the Company will be prevented from taking a deduction for OID accruing with respect to the Convertible Debentures at a date that is no later than the date the interest payment related to such OID is actually paid by the Company in money.

    "Investment Company Event" means that the Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act of 1940, as amended (the "1940 Act"), that as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" which is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after October 9, 1996.

    On the date fixed for any distribution of Convertible Debentures, upon dissolution of the Trust, (i) the Preferred Securities and the Common Securities will no longer be deemed to be outstanding and (ii) certificates representing Trust Securities will be deemed to represent beneficial interests in the Convertible Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal to accrued and unpaid distributions on, such Trust Securities until such certificates are presented to the Company or the Company's agent for transfer or reissuance.

    There can be no assurance as to the market price for the Convertible Debentures which may be distributed in exchange for Preferred Securities if a dissolution and liquidation of the Trust were to occur. Accordingly, the Convertible Debentures which the investor may subsequently receive on dissolution and liquidation of the Trust may trade at a discount to the price of the Preferred Securities exchanged. If the Convertible Debentures are distributed to the holders of the Preferred Securities, the Company will use its best efforts to cause the Convertible Debentures to be listed on the NYSE or on any other national securities exchange or similar organization as the Preferred Securities are then listed or quoted.

REDEMPTION PROCEDURES

    The Trust may not redeem fewer than all of the outstanding Preferred Securities unless all accrued and unpaid distributions have been paid on all Preferred Securities for all quarterly distribution periods terminating on or prior to the date of redemption.

    In the event of any redemption in part, the Trust shall not be required to
(i) issue, register the transfer of or exchange any Preferred Security during a period beginning at the opening of business 15 days before any selection for redemption of Preferred Securities and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all holders of Preferred Securities to be so redeemed and (ii) register the transfer of or exchange of any Preferred Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Preferred Securities being redeemed in part.

    If the Trust gives a notice of redemption in respect of Preferred Securities (which notice will be irrevocable), and if the Company has paid to the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Convertible Debentures, then, by 12:00 noon, New York City time, on the redemption date, the Trust will irrevocably deposit with the Depository Trust Company ("DTC") funds sufficient to pay the amount payable on redemption of all book-entry certificates, will give DTC irrevocable instructions and authority to pay such amount in respect of Preferred Securities represented by one or more fully registered global Preferred Security certificates (the "Global Certificates") registered in the name of Cede & Co. (as nominee for DTC) and will irrevocably deposit with the paying agent for the Preferred Securities funds sufficient to pay such amount in respect of any Preferred Security certificates in fully registered form (the "Certificated Securities") and will give such paying agent irrevocable instructions and authority to pay such amount to the holders of Certificated Securities upon surrender of their certificates. If notice of redemption shall have been given and funds are deposited as required, then upon the date of such deposit, all rights of holders of such Preferred Securities so called for redemption will cease, except the right of the holders of such Preferred Securities to receive the Redemption Price, but without interest on such Redemption Price. In the event that any date fixed for redemption of Preferred Securities is not a Business Day, then payment of the amount payable on such date will be made on the next succeeding day which is a Business Day (without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day. In the event that payment of the Redemption Price for Preferred Securities is improperly withheld or refused and not paid either by the Trust or by the Company pursuant to the Guarantee described under "Description of the Guarantee," distributions on such Preferred Securities will continue to accrue at the then applicable rate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the amount payable upon redemption (other than for calculating any premium).

    In the event that fewer than all of the outstanding Trust Securities are to be redeemed, the Trust Securities will be redeemed PRO RATA, and in the event that fewer than all of the outstanding Preferred Securities are to be redeemed, the Preferred Securities will be redeemed PRO RATA.

    Subject to the foregoing and applicable law (including, without limitation, United States Federal securities laws), the Company or its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender offer, in the open market or by private agreement.

SUBORDINATION OF COMMON SECURITIES

    Payment of distributions on, and the amount payable upon redemption of, the Trust Securities, as applicable, shall be made PRO RATA based on the liquidation amount of the Trust Securities; PROVIDED, HOWEVER, that if on any distribution date or redemption date a Declaration Event of Default shall have occurred and be continuing, no payment of any distribution on, or amount payable upon redemption of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities shall be made unless payment in full in cash of all accumulated and unpaid distributions on all outstanding Preferred Securities for all distribution periods terminating on or prior thereto, or in the case of payment of the amount payable upon redemption of the Preferred Securities, the full amount with respect to all outstanding Preferred Securities, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all distributions on, or the amount payable upon redemption of, the Preferred Securities then due and payable.

    In the case of any Declaration Event of Default, the holder of Common Securities will be deemed to have waived any such Declaration Event of Default until all such Declaration Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until any such Declaration Events of Default with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the holders of the Preferred Securities and not the holder of the Common Securities, and only the holders of the Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

LIQUIDATION DISTRIBUTION UPON DISSOLUTION

    In the event of any voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust (each a "Liquidation"), the then holders of the Preferred Securities will be entitled to receive out of the assets of the Trust, after satisfaction of liabilities to creditors, distributions in an amount equal to the aggregate of the stated liquidation amount of $50 per Preferred Security plus accrued and unpaid distributions thereon to the date of payment (the "Liquidation Distribution"), unless, in connection with such Liquidation related to a Special Event, Convertible Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the distribution rate of, and accrued and unpaid interest equal to accrued and unpaid distributions on, the Preferred Securities have been distributed on a PRO RATA basis to the holders of the Preferred Securities.

    If, upon any Liquidation (other than a Liquidation related to a Special Event as described in the preceding paragraph), the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Preferred Securities shall be paid on a PRO RATA basis. The holders of the Common Securities will be entitled to receive distributions upon any such dissolution PRO RATA with the holders of the Preferred Securities, except that if a Declaration Event of Default has occurred and is continuing, the Preferred Securities shall have a preference over the Common Securities with regard to such distributions.

    Pursuant to the Declaration, the Trust shall dissolve (i) on October 16, 2031, the expiration of the term of the Trust, (ii) upon the bankruptcy of the Company, (iii) upon the filing of a certificate of dissolution or its equivalent with respect to the Company, or the revocation of the charter of the Company and the expiration of 90 days after the date of revocation without a reinstatement thereof, (iv) after having obtained the consent of at least a majority in liquidation amount of the Trust Securities, voting together as a single class, to dissolve, (v) upon the distribution of all of the Convertible Debentures in connection with the occurrence of a Special Event, (vi) upon the entry of a decree of a judicial dissolution of the Company or the Trust, or (vii) upon the redemption or conversion of all the Preferred Securities. Subject to clause (v) above and the terms of the Trust Securities as set forth in the Declaration, following the dissolution of the Trust, the Trustees shall liquidate the Trust and file a certificate of cancellation for its termination.

MERGER, CONSOLIDATION OR AMALGAMATION OF THE TRUST

    The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any corporation or other entity, except as described below. The Trust may, with the consent of a majority of the trustees who are employees or officers of, or affiliated with, the Company (the "Regular Trustees") and without the consent of the holders of the Trust Securities, the Property Trustee or The Bank of New York (Delaware) (the "Delaware Trustee"), consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State of the United States; PROVIDED, that (i) if the Trust is not the survivor, such successor entity either expressly assumes all of the obligations of the Trust under the Trust Securities or substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities"), so long as the Successor Securities rank the same as the Preferred Securities rank with respect to distributions, assets and payments, (ii) the Company expressly acknowledges a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Convertible Debentures, (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Preferred Securities are then listed or quoted, (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the holders' interest in the new entity), (vi) such successor entity has a purpose substantially identical to that of the Trust, (vii) the Company guarantees the obligations of such successor entity under the Successor Securities to the same extent as provided by the Guarantee, (viii) prior to such merger, consolidation, amalgamation or replacement, the Company has received an opinion of a nationally recognized independent counsel to the Trust reasonably acceptable to the Property Trustee experienced in such matters to the effect that: (A) such merger, consolidation, amalgamation or replacement will not adversely affect the rights, preferences and privileges of the holders of the Trust Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the holders' interest in the new entity), (B) following such merger, consolidation, amalgamation or replacement, neither the Trust nor such successor entity will be required to register as an investment company under the 1940 Act, and (C) following such merger, consolidation, amalgamation or replacement, the Trust (or such successor trust) will be treated as a grantor trust for United States Federal income tax purposes.

DECLARATION EVENTS OF DEFAULT

    An event of default under the Indenture (an "Indenture Event of Default") constitutes a Declaration Event of Default; PROVIDED, that pursuant to the Declaration, the holder of the Common Securities will be deemed to have waived any Declaration Event of Default with respect to the Common Securities until all Declaration Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until such Declaration Events of Default with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the holders of the Preferred Securities and only the holders of the Preferred Securities will have the right to direct the Property Trustee with respect to certain matters under the Declaration and, therefore, the Indenture.

    If the Property Trustee fails to enforce its rights under the Convertible Debentures after a holder of Preferred Securities has made a written request, such holder of record of Preferred Securities may, to the extent permitted by law, institute a legal proceeding against the Company to enforce the Property Trustee's rights under the Convertible Debentures without first instituting any legal proceeding against the Property Trustee or any other person or entity. Notwithstanding the foregoing, if a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest or principal on the Convertible Debentures on the date such interest or principal is otherwise payable (or in the case of redemption, the redemption date), then a holder of Preferred Securities may directly institute a proceeding (a "Direct Action") for enforcement of payment to such holder of the principal of or interest on the Convertible Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due date specified in the Convertible Debentures. In connection with such Direct Action, the Company will be subrogated to the rights of such holder of Preferred Securities under the Declaration to the extent of any payment made to such holder of Preferred Securities in such Direct Action. The holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Convertible Debentures.

    Upon the occurrence of a Declaration Event of Default, the Property Trustee, as the sole holder of the Convertible Debentures, or, in the event that the Convertible Debentures have been distributed to the holders of the Preferred Securities due to the occurrence of a Special Event, the holders of not less than 25% in principal amount of outstanding Convertible Debentures, will have the right under the Indenture to declare the principal of and interest on the Convertible Debentures to be immediately due and payable. The Company and the Trust are each required to file annually with the Property Trustee an officer's certificate as to its compliance with all conditions and covenants under the Declaration.

VOTING RIGHTS

    Except as described herein, under the Delaware Business Trust Act, as amended (the "Trust Act"), the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and under "Description of the Guarantee--Amendments and Assignment," and as otherwise required by law and the Declaration, the holders of the Preferred Securities have no voting rights.

    Subject to the requirement of the Property Trustee to obtain a tax opinion in certain circumstances set forth in the last sentence of this paragraph, the holders of a majority in liquidation amount of the Preferred Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Convertible Debentures, to (i) exercise the remedies available to it under the Indenture as a holder of the Convertible Debentures, (ii) waive any past Indenture Event of Default that is waivable under the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal amount of all the Convertible Debentures shall be due and payable, or (iv) consent to any amendment, modification, or termination of the Indenture or the Convertible Debentures where such consent shall be required; PROVIDED, HOWEVER, that where a consent or action under the Indenture would require the consent or act of the holders of more than a majority of the aggregate principal amount of Convertible Debentures affected thereby, only the holders of the percentage of the aggregate stated liquidation amount of the Preferred Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to give such consent or take such action. If the Property Trustee fails to enforce its rights under the Convertible Debentures after a holder of record of Preferred Securities has made a written request, such holder of record of Preferred Securities may, to the extent permitted by law, institute a legal proceeding against the Company to enforce the Property Trustee's rights under the Convertible Debentures without first instituting any legal proceeding against the Property Trustee or any other person or entity. Notwithstanding the foregoing, if a Declaration Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest or principal on the Convertible Debentures on the date such interest or principal is otherwise payable (or in the case of redemption on the redemption date), then a holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such holder of the principal of or interest on the Convertible Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder on or after the respective due date specified in the Convertible Debentures. The Property Trustee shall notify all holders of the Preferred Securities of any notice of default received from the Indenture Trustee with respect to the Convertible Debentures. Such notice shall state that such Indenture Event of Default also constitutes a Declaration Event of Default. The Property Trustee is under no obligation to take any of the actions described in clause (i), (ii) or (iii) above unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that as a result of such action, the Trust will not fail to be classified as a grantor trust for United States Federal income tax purposes and each holder will be treated as owning an undivided beneficial interest in the Convertible Debentures.

    In the event the consent of the Property Trustee, as the holder of the Convertible Debentures, is required under the Indenture with respect to any amendment, modification or termination of the Indenture, the Property Trustee shall request the direction of the holders of the Trust Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a majority in liquidation amount of the Trust Securities voting together as a single class; PROVIDED, HOWEVER, that where a consent under the Indenture would require the consent of the holders of more than a majority of the aggregate principal amount of the Convertible Debentures, the Property Trustee may only give such consent at the direction of the holders of at least the same proportion in aggregate stated liquidation amount of the Trust Securities. The Property Trustee shall not take any such action in accordance with the directions of the holders of the Trust Securities unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States Federal income tax the Trust will not be classified as other than a grantor trust.

    A waiver of an Indenture Event of Default will constitute a waiver of the corresponding Declaration Event of Default.

    Any required approval or direction of holders of the Preferred Securities may be given at a separate meeting of holders of the Preferred Securities convened for such purpose, at a meeting of all of the holders of the Trust Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such holders is to be taken, to be mailed to each holder of record of Preferred Securities. Each such notice will include a statement setting forth the following information:
(i) the date of such meeting or the date by which such action is to be taken;
(ii) a description of any resolution proposed for adoption at such meeting on which such holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents. No vote or consent of the holders of Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or distribute Convertible Debentures in accordance with the Declaration.

    Notwithstanding that holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned at such time by the Company or any entity directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Company, shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Preferred Securities were not outstanding.

    Holders of the Preferred Securities have no rights to appoint or remove the Regular Trustees, who may be appointed, removed or replaced solely by the Company as the holder of all of the Common Securities.

MODIFICATION OF THE DECLARATION

    The Declaration may be modified and amended if approved by the Regular Trustees (and in certain circumstances the Property Trustee, the Delaware Trustee and the Company), PROVIDED, that if any proposed amendment provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Trust Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust other than pursuant to the terms of the Declaration, then the holders of the Trust Securities voting together as a single class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of at least a majority in liquidation amount of the Trust Securities affected thereby; PROVIDED, FURTHER, that if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a majority in liquidation amount of such class of Trust Securities.

    Notwithstanding the foregoing, no amendment or modification may be made to the Declaration if such amendment or modification would (i) cause the Trust to be classified for purposes of United States Federal income taxation as other than a grantor trust, (ii) reduce or otherwise adversely affect the powers of the Property Trustee or (iii) cause the Trust to be deemed an "investment company" required to be registered under the 1940 Act.

TRANSFER RESTRICTIONS

    The Preferred Securities (and any Convertible Debentures distributed to holders of Preferred Securities) are subject to restrictions on transfer and will bear a legend to that effect. Shares of Common Stock received upon conversion of Preferred Securities or Convertible Debentures subject to such restrictions will also be subject to such restrictions and will bear a comparable legend.

REGISTRATION RIGHTS

    The Company and the Trust have entered into a registration rights agreement with the Initial Purchasers (the "Registration Rights Agreement") pursuant to which the Company and the Trust have agreed, at the Company's expense, for the benefit of the holders of the Preferred Securities, the Guarantee, the Convertible Debentures and the shares of Common Stock issuable upon conversion of the Convertible Debentures (together, the "Registrable Securities"), (i) to file with the Securities and Exchange Commission (the "Commission") by December 16, 1996 a registration statement (the "Shelf Registration Statement") covering resales of the Registrable Securities, (ii) to use their best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act by March 17, 1997, and (iii) to use their best efforts to keep effective the Shelf Registration Statement until three years after the date it is declared effective or such earlier date as all Registrable Securities shall have been disposed of or on which all Registrable Securities held by persons that are not affiliates of the Company or the Trust may be resold without registration pursuant to Rule 144(k) under the Securities Act (the "Effectiveness Period"). The Company will provide to each holder of Registrable Securities copies of the prospectus which is a part of the Shelf Registration Statement, notify each holder when the Shelf Registration Statement has become effective and take certain other actions as are required to permit unrestricted resales of the Registrable Securities. A holder of Registrable Securities that sells such Registrable Securities pursuant to the Shelf Registration Statement will be required to be named as a selling security holder in the related prospectus and to deliver a prospectus to purchasers, will be subject to certain of the civil liability provisions under the Securities Act in connection with such sales and will be bound by the provisions of the Registration Rights Agreement, including certain indemnification obligations.

    If (i) on or prior to December 16, 1996 a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to March 17, 1997 such Shelf Registration Statement is not declared effective (each, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on the Convertible Debentures and, accordingly, additional distributions will accrue on the Preferred Securities, in each case from and including the day following such Registration Default. Liquidated Damages will be paid quarterly in arrears, with the first quarterly payment due on the first interest or distribution payment date, as applicable, following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to an additional one-quarter of one percent (0.25%) of the principal amount or liquidation amount, as applicable, to and including the 90th day following such Registration Default and one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. Such Liquidated Damages will cease to accrue on the date on which the Shelf Registration Statement is filed with or declared effective by the Commission, as applicable. In the event that the Shelf Registration Statement ceases to be effective during the Effectiveness Period for more than 60 days, whether or not consecutive, during any 12-month period, then Liquidated Damages will accrue at a rate per annum equal to an additional one-half of one percent (0.50%) of the principal amount or liquidation amount, as applicable, from such 61st day until such time as the Shelf Registration Statement again becomes effective.

    The Company and the Trust have agreed in the Registration Rights Agreement to use their best efforts to cause the Preferred Securities and the Common Stock issuable upon conversion of the Convertible Debentures to be listed on the NYSE upon effectiveness of the Shelf Registration Statement.

PAYMENT AND PAYING AGENCY

    Payments in respect of the Preferred Securities represented by the Global Certificates shall be made to DTC, which shall credit the relevant accounts at DTC on the applicable distribution dates or, in the case of Certificated Securities, such payments shall be made by check mailed to the address of the holder entitled thereto at such address as shall appear on the register of the Property Trustee. The Paying Agent is The Bank of New York. The Paying Agent is permitted to resign as Paying Agent upon 30 days' written notice to the Issuer Trustees. In the event that The Bank of New York shall no longer be the Paying Agent, the Regular Trustees shall appoint a successor to act as Paying Agent (which shall be a bank or company).

REGISTRAR, TRANSFER AGENT, PAYING AGENT AND CONVERSION AGENT

    The Property Trustee acts as Registrar, Transfer Agent, Paying Agent and Conversion Agent for the Preferred Securities.

    Registration of transfers of Preferred Securities will be effected without charge by or on behalf of the Trust, but upon payment (with the giving of such indemnity as the Trust or the Company may require) of any tax or other government charges which may be imposed in relation to it.

    The Trust is not required to register or cause to be registered the transfer of Preferred Securities after such Preferred Securities have been called for redemption.

INFORMATION CONCERNING THE PROPERTY TRUSTEE

    The Company and certain of its subsidiaries may maintain deposit accounts and conduct other banking transactions with the Property Trustee in the ordinary course of their businesses. The Property Trustee has undertaken, prior to the occurrence of a default with respect to the Trust Securities, to perform only such duties as are specifically set forth in the Declaration and, after default, to exercise the same degree of care as a prudent individual would exercise in the conduct of his or her own affairs. Subject to such provisions, the Property Trustee is under no obligation to exercise any of the powers vested in it by the Declaration at the request of any holder of Preferred Securities, unless offered reasonable indemnity by such holder against the costs, expenses and liabilities which might be incurred thereby. The holders of Preferred Securities will not be required to offer such indemnity in the event such holders, by exercising their voting rights, direct the Property Trustee to take any action following a Declaration Event of Default.

GOVERNING LAW

    The Declaration and the Preferred Securities are governed by, and construed in accordance with, the internal laws of the State of Delaware.

MISCELLANEOUS

    The Regular Trustees are authorized and directed to conduct the affairs of and to operate the Trust in such a way that the Trust will not be deemed to be an "investment company" required to be registered under the 1940 Act or characterized as other than a grantor trust for United States Federal income tax purposes so that the Convertible Debentures are treated as indebtedness of the Company for United States Federal income tax purposes. In this connection, the Regular Trustees are authorized to take any action, not inconsistent with applicable law, the certificate of trust or the Declaration that the Regular Trustees determine in their discretion to be necessary or desirable for such purposes as long as such action does not adversely affect the interests of the holders of the Preferred Securities.

    Holders of the Preferred Securities have no preemptive rights.

                          DESCRIPTION OF THE GUARANTEE

GENERAL

    Pursuant to and to the extent set forth in the Guarantee, the Company has irrevocably and unconditionally agreed to pay in full to the holders of the Preferred Securities (except to the extent paid by the Trust), as and when due, regardless of any defense, right of setoff or counterclaim which the Trust may have or assert, the following payments (the "Guarantee Payments"), without duplication: (i) any accrued and unpaid distributions that are required to be paid on the Preferred Securities to the extent the Trust has funds available therefor, (ii) the Redemption Price with respect to any Preferred Securities called for redemption by the Trust to the extent the Trust has funds available therefor, and (iii) upon a voluntary or involuntary dissolution, winding-up or termination of the Trust (other than in connection with the distribution of Convertible Debentures to the holders of Preferred Securities or the redemption of all the Preferred Securities), the lesser of (a) the aggregate of the liquidation amount and all accrued and unpaid distributions on the Preferred Securities to the date of payment, to the extent the Trust has funds available therefor, and (b) the amount of assets of the Trust remaining available for distribution to holders of Preferred Securities upon the liquidation of the Trust. The holders of a majority in liquidation amount of the Preferred Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Guarantee Trustee or to direct the exercise of any trust or power conferred upon the Guarantee Trustee under the Guarantee. Any holder of Preferred Securities may directly institute a legal proceeding against the Company to enforce the obligations of the Company under the Guarantee without first instituting a legal proceeding against the Trust, the Guarantee Trustee or any other person or entity. If the Company were to default on its obligation to pay amounts payable on the Convertible Debentures, the Trust would lack available funds for the payment of distributions or amounts payable on redemption of the Preferred Securities or otherwise, and in such event holders of the Preferred Securities would not be able to rely upon the Guarantee for payment of such amounts. Instead, a holder of the Preferred Securities would be required to rely on the enforcement (1) by the Property Trustee of its rights, as registered holder of the Convertible Debentures, against the Company pursuant to the terms of the Convertible Debentures or (2) by such holder of Preferred Securities of its right against the Company to enforce payments on the Convertible Debentures. See "Description of the Convertible Debentures." The Declaration provides that each holder of Preferred Securities, by acceptance thereof, agrees to the provisions of the Guarantee and the Indenture.

    The Guarantee is a guarantee with respect to the Preferred Securities from the time of issuance of such Preferred Securities but does not apply to any payment of distributions or the Redemption Price, or to such payments upon the dissolution, winding-up or termination of the Trust, except to the extent the Trust has funds available therefor. If the Company does not make interest payments on the Convertible Debentures, the Trust will not pay distributions on the Preferred Securities and will not have funds available therefor. See "Description of the Convertible Debentures." The Guarantee, when taken together with the Company's obligations under the Convertible Debentures, the Indenture (which provides that the Company may defer payments of interest on the Convertible Debentures) and the Declaration, including its obligations to pay costs, expenses, debts and liabilities of the Trust (other than with respect to the Trust Securities), provides a full and unconditional guarantee by the Company of payments due on the Preferred Securities issued by the Trust (subject to the Company's right to defer payments of interest on the Convertible Debentures).

    The Company also separately has agreed to irrevocably and unconditionally guarantee the obligations of the Trust with respect to the Common Securities (the "Common Securities Guarantee") to the same extent as the Guarantee, except that upon the occurrence and during the continuation of a Declaration Event of Default, holders of Preferred Securities shall have priority over holders of Common Securities with respect to distributions and payments on liquidation, redemption or otherwise.

CERTAIN COVENANTS OF THE COMPANY

    In the Guarantee, the Company has covenanted that, so long as any Preferred Securities remain outstanding, if (i) the Company has exercised its option to defer interest payments on the Convertible Debentures by extending the interest payment period and such extension shall be continuing, (ii) the Company shall be in default with respect to its payment or other obligations under the Guarantee or (iii) there shall have occurred and be continuing any event that, with the giving of notice or the lapse of time or both, would constitute an Indenture Event of Default, then the Company (a) may not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire or make a liquidation payment with respect to, any of its capital stock (except for (i) dividends or distributions in shares of Common Stock on Common Stock, (ii) purchases or acquisitions of shares of Common Stock made in connection with employee benefit plans of the Company or its subsidiaries, purchases made from employees or officers pursuant to employment agreements, or purchases made under option agreements (or upon the exercise of options granted thereunder), PROVIDED the plan or agreement was in existence on October 9, 1996, with officers or employees of the Company or its subsidiaries, and PROVIDED FURTHER, that repurchases by the Company made from officers or employees of the Company or its subsidiaries pursuant to employment or option agreements shall be made at a price not to exceed market value on the date of any such repurchase and shall not exceed $5 million in the aggregate for all such employees and officers,
(iii) conversions or exchanges of any class of common stock into any other class of common stock or (iv) purchases of fractional interests in shares of the Company's capital stock pursuant to the conversion or exchange provisions of any of the Company's securities being converted or exchanged), (b) shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank junior to or PARI PASSU with the Convertible Debentures (except by conversion into or exchange for shares of Common Stock), and (c) shall not make any guarantee payments with respect to the foregoing (other than such payments made pursuant to the Guarantee).

AMENDMENTS AND ASSIGNMENT

    Except with respect to any changes that do not materially adversely affect the rights of holders of Preferred Securities (in which case no vote will be required), the Guarantee may be amended only with the prior approval of the holders of at least a majority in liquidation amount of all the outstanding Preferred Securities. The manner of obtaining any such approval of holders of the Preferred Securities is as set forth under "Description of the Preferred Securities--Voting Rights." All guarantees and agreements contained in the Guarantee bind the successors, assigns, receivers, trustees and representatives of the Company and inure to the benefit of the holders of the outstanding Preferred Securities. Except in connection with any permitted merger or consolidation of the Company with or into another entity or any permitted sale, transfer or lease of the Company's assets to another entity as described under "Description of the Convertible Debentures--Consolidation, Merger and Sale of Assets," the Company may not assign its rights or delegate its obligations under the Guarantee without the prior approval of the holders of at least a majority of the aggregate stated liquidation amount of the outstanding Preferred Securities.

TERMINATION OF THE GUARANTEE

    The Guarantee will terminate as to each holder of Preferred Securities (i) upon full payment of the Redemption Price of all Preferred Securities, (ii) upon distribution of the Convertible Debentures held by the Trust to the holders of the Preferred Securities, (iii) upon liquidation of the Trust or (iv) upon the distribution of Common Stock to such holder in respect of the conversion of such holder's Preferred Securities into Common Stock, and will terminate completely upon full payment of the amounts payable in accordance with the Declaration. The Guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any holder of Preferred Securities must restore payment of any sum paid under such Preferred Securities or such Guarantee.

STATUS OF THE GUARANTEE

    The Guarantee constitutes an unsecured obligation of the Company and ranks
(i) senior to the Common Stock, (ii) PARI PASSU with the most senior preferred stock issued from time to time by the Company and with any guarantee now or hereafter entered into by the Company with respect to any preferred or preference stock of the Company or its affiliates, and (iii) subordinate and junior to all other liabilities of the Company except any liabilities that may be PARI PASSU by their terms.

    The Company's subsidiaries do not guarantee the payment of principal and interest on the Convertible Debentures and, accordingly, claims of holders of the Preferred Securities effectively are subordinate to the claims of creditors and policyholders of the Company's subsidiaries. In addition, the Convertible Debentures are subordinate to and junior in right of payment to Senior Debt (as defined herein). See "Description of the Convertible Debentures."

    The Guarantee constitutes a guarantee of payment and not of collection (that is, the guaranteed party may directly institute a legal proceeding against the Company to enforce its rights under the Guarantee without instituting a legal proceeding against any other person or entity).

INFORMATION CONCERNING THE GUARANTEE TRUSTEE

    The Guarantee Trustee has undertaken, prior to the occurrence of a default with respect to the Guarantee, to perform only such duties as are specifically set forth in the Guarantee and, after default with respect to the Guarantee, to exercise the same degree of care as a prudent individual would exercise in the conduct of his or her own affairs. Subject to such provision, the Guarantee Trustee is under no obligation to exercise any of the powers vested in it by the Guarantee at the request of any holder of Preferred Securities unless it is offered reasonable indemnity against the costs, expenses and liabilities that might be incurred thereby.

GOVERNING LAW

    The Guarantee is governed by, and construed in accordance with, the laws of the State of New York.

                   DESCRIPTION OF THE CONVERTIBLE DEBENTURES

    Under certain circumstances involving the dissolution of the Trust following the occurrence of a Special Event, Convertible Debentures may be distributed to the holders of the Trust Securities in liquidation of the Trust. See "Description of the Preferred Securities--Special Event Distribution or Redemption."

    If the Convertible Debentures are distributed to the holders of Preferred Securities, the Company will use its best efforts to have the Convertible Debentures listed on the NYSE or on such other national securities exchange or similar organization on which the Preferred Securities are then listed or quoted.

GENERAL

    The Convertible Debentures will be issued as unsecured debt under the Indenture. The Convertible Debentures are limited to an aggregate principal amount of $177,835,100, such amount being the sum of the aggregate stated liquidation amount of the Preferred Securities and the Common Securities.

    The Convertible Debentures are not subject to a sinking fund provision. The entire principal amount of the Convertible Debentures will become due and payable, together with any accrued and unpaid interest thereon, including Compounded Interest (as defined herein) and Additional Interest, if any, on October 16, 2026.

    The Convertible Debentures, if distributed to holders of Preferred Securities in liquidation of such holders' interest in the Trust, will initially be issued in the same form as the Preferred Securities that such Convertible Debentures replace. Any Global Certificate will be replaced with one or more Global Securities. Under certain limited circumstances, Convertible Debentures may be issued in certificated form in exchange for a Global Security. In the event that Convertible Debentures are issued in certificated form, such Convertible Debentures will be in denominations of $50 and integral multiples thereof and may be transferred or exchanged at the offices described below.

    Payments on Convertible Debentures issued as a Global Security will be made to DTC, a successor depository or, in the event that no depository is used, to a Paying Agent for the Convertible Debentures. In the event Convertible Debentures are issued in certificated form, principal and interest will be payable, the transfer of the Convertible Debentures will be registrable and Convertible Debentures will be exchangeable for Convertible Debentures of other denominations of a like aggregate principal amount at the corporate trust office of the Indenture Trustee in New York City; PROVIDED, that unless the Convertible Debentures are held by the Trust or any successor permissible under "Description of the Preferred Securities--Merger, Consolidation or Amalgamation of the Trust," payment of interest may be made at the option of the Company by check mailed to the address of the persons entitled thereto.

    There are no covenants or provisions in the Indenture that afford holders of Convertible Debentures protection in the event of a highly leveraged transaction or other similar transaction involving the Company that may adversely affect such holders.

INTEREST

    Each Convertible Debenture bears interest at the rate of 6 1/4% per annum from October 16, 1996 (the original date of issuance), payable quarterly in arrears on January 15, April 15, July 15 and October 15 (each, an "Interest Payment Date"), commencing January 15, 1997, to the person in whose name such Convertible Debenture is registered, subject to certain exceptions, at the close of business on the Business Day next preceding such Interest Payment Date. If any Preferred Securities are held in certificated form, the record date for each Interest Payment Date shall be 15 days prior to such Interest Payment Date.

    The amount of interest payable for any period is computed on the basis of a 360-day year of twelve 30-day months. The amount of interest payable for any period shorter than a full quarterly period is computed on the basis of the actual number of days elapsed. In the event that any date on which interest is payable on the Convertible Debentures is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day which is a Business Day (without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

OPTION TO EXTEND INTEREST PAYMENT PERIOD

    The Company has the right at any time during the term of the Convertible Debentures to defer interest payments from time to time by extending the interest payment period for successive periods not exceeding 20 consecutive quarters for each such period; except that no Extension Period may extend beyond the maturity date of the Convertible Debentures. At the end of each Extension Period, the Company shall pay all interest then accrued and unpaid (including Additional Interest and Liquidated Damages) together with interest thereon compounded quarterly at the rate specified for the Convertible Debentures to the extent permitted by applicable law ("Compounded Interest"); PROVIDED, that during any Extension Period, the Company (a) shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (except for (i) dividends or distributions in shares of Common Stock on Common Stock, (ii) purchases or acquisitions of shares of Common Stock made in connection with any employee benefit plan of the Company or its subsidiaries, purchases made from employees or officers pursuant to employment agreements, or purchases made under option agreements (or upon the exercise of options granted thereunder), PROVIDED the plan or agreement was in existence on October 9, 1996, and PROVIDED, FURTHER, that repurchases by the Company made from officers or employees of the Company or its subsidiaries pursuant to employment agreements shall be made at a price not to exceed the market value on the date of any such repurchase and shall not exceed $5 million in the aggregate for all such employees and officers, (iii) conversions or exchanges of any shares of any class of common stock into any other class of common stock, and (iv) purchases of fractional interests of shares of the Company's capital stock pursuant to the conversion or exchange provisions of any of the Company's securities being converted or exchanged), (b) shall not make any payment of interest, principal or premium, if any, on or repay repurchase or redeem, any debt securities issued by the Company that rank PARI PASSU with or junior to the Convertible Debentures (except by conversion into or exchange for shares of Common Stock), and (c) shall not make any guarantee payments with respect to the foregoing. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may commence a new Extension Period, subject to the above requirements. No interest during an Extension Period, except at the end thereof, shall be due and payable. The Company has no current intention of exercising its right to defer payments of interest by extending the interest payment period on the Convertible Debentures. If the Property Trustee is the sole holder of the Convertible Debentures, the Company shall give the Regular Trustees and the Property Trustee notice of its selection of such Extension Period at least one Business Day prior to the earlier of (i) the date the distributions on the Preferred Securities are payable or (ii) the date the Trust is required to give notice to the NYSE (or any applicable self-regulatory organization) or to holders of the Preferred Securities on the record date or the date such distribution is payable, but in any event not less than ten Business Days prior to such record date. The Company shall cause the Trust to give notice of the selection of such Extension Period to the holders of the Preferred Securities. If the Property Trustee is not the sole holder of the Convertible Debentures, the Company shall give the holders of the Convertible Debentures notice of its selection of such Extension Period at least ten Business Days prior to the earlier of (i) the Interest Payment Date or (ii) the date the Company is required to give notice to the NYSE (or any applicable self-regulatory organization) or to holders of the Convertible Debentures on the record or payment date of such related interest payment, but in any event not less than two Business Days prior to such record date.

ADDITIONAL INTEREST

    If the Trust would be required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority, then, in any such case, the Company will pay as additional interest ("Additional Interest") such amounts as shall be required so that the net amounts received and retained by the Trust after paying any such taxes, duties, assessments or governmental charges will be not less than the amounts the Trust would have received had no such taxes, duties, assessments or governmental charges been imposed.

CONVERSION OF THE CONVERTIBLE DEBENTURES

    The Convertible Debentures are convertible into Common Stock at the option of the holders of the Convertible Debentures at any time prior to the close of business on the Business Day immediately preceding the date of repayment of such Convertible Debentures, whether at maturity or upon redemption at an initial conversion rate of 1.0663 shares of Common Stock for every $50 principal amount of Convertible Debentures, subject to the conversion price adjustments described under "Description of the Preferred Securities--Conversion Rights." The Trust has covenanted not to convert Convertible Debentures held by it except pursuant to a notice of conversion delivered to the Conversion Agent by a holder of Preferred Securities. Upon surrender of a Preferred Security to the Conversion Agent for conversion, the Trust will distribute $50 principal amount of the Convertible Debentures to the Conversion Agent on behalf of the holder of the Preferred Securities so converted, whereupon the Conversion Agent will convert such Convertible Debentures to Common Stock on behalf of such holder. The Company's delivery to the holders of the Convertible Debentures (through the Conversion Agent) of the fixed number of shares of Common Stock into which the Convertible Debentures are convertible (together with the cash payment if any in lieu of fractional shares) will be deemed to satisfy the Company's obligation to pay the principal amount of the Convertible Debentures so converted, and the accrued and unpaid interest thereon attributable to the period from the last date to which interest has been paid or duly provided for; PROVIDED, HOWEVER, that if any Convertible Debenture is converted after a record date for payment of interest, the interest payable on the related interest payment date with respect to such Convertible Debenture shall be paid to the Trust (which will distribute such interest to the holder of the Preferred Securities on the record date) or other holder of Convertible Debentures as of the record date, as the case may be, despite such conversion.

OPTIONAL REDEMPTION

    The Company has the right, at its option, to redeem the Convertible Debentures, in whole or in part, at any time or from time to time upon not less than 30 nor more than 60 days' notice, in cash at the applicable Redemption Price set forth below, (i) on or after October 16, 1999, PROVIDED the closing sale price of the Common Stock as reported on the NYSE is at least 150% of the per share conversion price (equivalent to a closing sale price of $70.34 per share) for a minimum of 20 trading days within a period of 30 consecutive trading days ending on the fifth trading day prior to the notice of redemption and (ii) on or after October 16, 2000. The applicable Redemption Price is as follows (such redemption price being expressed as a percentage of the principal amount of the Convertible Debentures, as applicable during the twelve-month period beginning October 16 of the indicated year):

                                                                           OPTIONAL REDEMPTION
YEAR                                                                              PRICE
-------------------------------------------------------------------------  -------------------
1999.....................................................................          104.375%
2000.....................................................................          103.750
2001.....................................................................          103.125
2002.....................................................................          102.500
2003.....................................................................          101.875
2004.....................................................................          101.250
2005.....................................................................          100.625
2006 and thereafter......................................................          100.000

plus, in each case, accrued and unpaid interest, including Additional Interest and Liquidated Damages, if any, to the date fixed for redemption; PROVIDED, HOWEVER, that in the event the Convertible Debentures are redeemed upon the occurrence of a Redemption Tax Event, the Redemption Price shall be 100% of the principal amount of the Convertible Debentures, together with accrued and unpaid interest thereon through the date of redemption. See "Description of the Preferred Securities--Special Event Distribution or Redemption."

    If a partial redemption of the Preferred Securities resulting from a partial redemption of the Convertible Debentures would result in the delisting of the Preferred Securities, the Company may only redeem the Convertible Debentures in whole.

SUBORDINATION

    The Indenture provides that the Convertible Debentures are subordinate and junior in right of payment to all existing and future Senior Debt of the Company. No payment of principal (including redemption payments, if any), premium, if any, or interest on, the Convertible Debentures may be made if (i) any Senior Debt of the Company is not paid when due and any applicable grace period with respect to such default has ended and such default has not been cured or waived, or ceased to exist or (ii) the maturity of any Senior Debt of the Company has been accelerated because of a default. Upon any distribution of assets of the Company to creditors upon any dissolution, winding up, liquidation or reorganization, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all principal, premium (if any) and interest due or to become due on all Senior Debt of the Company must be paid in full before the holders of the Convertible Debentures are entitled to receive or retain any payment. Upon satisfaction of all claims related to all Senior Debt of the Company then outstanding, the rights of the holders of the Preferred Securities will be subrogated to the rights of the holders of Senior Debt of the Company to receive payments or distributions applicable to Senior Debt until all amounts owning on the Convertible Debentures are paid in full.

    The term "Senior Debt" means, with respect to the Company: (i) the principal, premium, if any, and interest in respect of (A) indebtedness of such obligor for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by such obligor, (ii) all capital lease obligations of such obligor, (iii) all obligations of such obligor issued or assumed as the deferred purchase price of property, all conditional sale obligations of such obligor and all obligations of such obligor under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business), (iv) all obligations of such obligor for the reimbursement of any letter of credit, banker's acceptance, security purchase facility or similar credit transaction, (v) all obligations of the type referred to in clauses (i)through (iv) above of other persons for the payment of which such obligor is responsible or liable as obligor, guarantor or otherwise, and
(vi) all obligations of the type referred to in clauses (i) through (v) above of other persons secured by any lien on any property or asset of such obligor

(whether or not such obligation is assumed by such obligor), except for (1) any such indebtedness that is by its terms subordinated to or PARI PASSU with the Convertible Debentures and (2) any indebtedness between or among such obligor or its affiliates, trust, or trustee of such trust, partnership or other entity affiliated with the Company that is, directly or indirectly, a financing vehicle of the Company (a "Financing Entity") in connection with the issuance by such Financing Entity of preferred securities or other securities that rank PARI PASSU with, or junior to, the Preferred Securities. Such Senior Debt shall continue to be Senior Debt and entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any term of such Senior Debt.

    The Indenture does not limit the aggregate amount of Senior Debt that may be issued by the Company.

    The Company's subsidiaries do not guarantee the payment of principal or interest on the Convertible Debentures and, accordingly, claims of holders of the Preferred Securities effectively are subordinate to the claims of creditors and policyholders of the Company's subsidiaries.

CERTAIN COVENANTS

    In the Indenture, the Company has covenanted (i) to directly or indirectly maintain 100% ownership of the Common Securities of the Trust, PROVIDED, HOWEVER, that any permitted successor of the Company under the Indenture may succeed to the Company's ownership, and (ii) to use its reasonable efforts to cause the Trust (x) to remain a statutory business trust, except in connection with the distribution of Convertible Debentures to the holders of Trust Securities in liquidation of the Trust upon the occurrence of a Special Event, the redemption of all of the Trust Securities of the Trust, or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, and (y) to otherwise continue to be classified as a grantor trust for United States Federal income tax purposes.

CONSOLIDATION, MERGER AND SALE OF ASSETS

    The Indenture provides that the Company will not consolidate with or merge into any other entity or convey, transfer or lease its assets substantially as an entirety unless (a) if the Company is not the survivor, the successor is a corporation organized in the United States and expressly assumes the due and punctual payment of the principal, premium (if any) and interest on all Convertible Debentures issued thereunder and the performance of every other covenant of the Indenture on the part of the Company, and (b) immediately thereafter no event of default under the Indenture and no event which, after notice or lapse of time, or both, would become an event of default under the Indenture, shall have happened and be continuing. Upon any such consolidation, merger, conveyance or transfer, the successor corporation shall succeed to and be substituted for the Company under the Indenture and thereafter the predecessor corporation shall be relieved of all obligations and covenants under the Indenture and the Convertible Debentures.

INDENTURE EVENTS OF DEFAULT

    The Indenture provides that any one or more of the following described events, which has occurred and is continuing, constitutes an "Indenture Event of Default" with respect to the Convertible Debentures: (i) failure for 30 days to pay interest on the Convertible Debentures, including any Additional Interest, Compounded Interest and Liquidated Damages in respect thereof, when due, PROVIDED that a valid extension of an interest payment period will not constitute a default in the payment of interest (including any Additional Interest, Compounded Interest or Liquidated Damages) for this purpose; (ii) failure to pay principal of or premium, if any, on the Convertible Debentures when due whether at maturity, upon redemption, by declaration or otherwise;
(iii) failure by the Company to deliver shares of Common Stock upon an election by a holder of Preferred Securities to convert such Preferred Securities; (iv) failure to observe or perform any other covenant contained in the Indenture for 90 days after notice to the Company by the Trustee or by the holders of not less than 25% in aggregate outstanding principal amount of the Convertible Debentures; (v) the dissolution, winding up or termination of the Trust, except in connection with the distribution of Convertible Debentures to the holders of Preferred Securities in liquidation of the Trust upon the occurrence of a Special Event or in connection with certain mergers, consolidations or amalgamations permitted by the Declaration; or (vi) certain events in bankruptcy, insolvency or reorganization of the Company.

    The Indenture Trustee or the holders of not less than 25% in aggregate outstanding principal amount of the Convertible Debentures may declare the principal of and interest on the Convertible Debentures due and payable immediately on the occurrence of an Indenture Event of Default; PROVIDED, HOWEVER, that, after such acceleration, but before a judgment or decree based on acceleration, the holders of a majority in aggregate principal amount of outstanding Convertible Debentures may, under certain circumstances, rescind and annul such acceleration if all Indenture Events of Default, other than the nonpayment of accelerated principal, have been cured or waived as provided in the Indenture.

    Notwithstanding the foregoing, if an Indenture Event of Default has occurred and is continuing and such event is attributable to the failure of the Company to pay interest or principal on the Convertible Debentures on the date such interest or principal is otherwise payable, the Company acknowledges that, in such event, a holder of Preferred Securities may institute a Direct Action for payment on or after the respective due date specified in the Convertible Debentures. The Company may not amend the Indenture to remove the foregoing right to bring a Direct Action without the prior written consent of the holders of all outstanding Preferred Securities. Notwithstanding any payment made to such holder of Convertible Preferred Securities by the Company in connection with a Direct Action, the Company shall remain obligated to pay the principal of or interest on the Convertible Debentures held by the Trust or the Property Trustee and the Company shall be subrogated to the rights of the holder of such Preferred Securities with respect to payments on the Preferred Securities to the extent of any payments made by the Company to such holder in any Direct Action. The holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Convertible Debentures.

    The holders of not less than a majority in principal amount of the outstanding Convertible Debentures may, on behalf of the holders of all the Convertible Debentures, waive any past defaults except (i) a default in payment of the principal, premium (if any) or interest on any Convertible Debentures and
(ii) a default in respect of a covenant or provision of the Indenture which cannot be amended or modified without the consent of the holder of each Convertible Debenture; PROVIDED, HOWEVER, that if the Convertible Debentures are held by the Trust or a trustee of the Trust, such waiver shall not be effective until the holders of a majority in liquidation amount of Trust Securities shall have consented to such waiver; PROVIDED, FURTHER, that if the consent of the holders of each outstanding Convertible Debenture is required, such waiver shall not be effective until each holder of the Trust Securities shall have consented to such waiver.

    A default under any other indebtedness of the Company would not constitute an Indenture Event of Default under the Convertible Debentures.

    Subject to the provisions of the Indenture relating to the duties of the Indenture Trustee in case an Indenture Event of Default shall occur and be continuing, the Indenture Trustee is under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any holders of Convertible Debentures, unless such holders shall have offered to the Indenture Trustee reasonable indemnity. Subject to such provisions for the indemnification of the Indenture Trustee, the holders of a majority in aggregate principal amount of the Convertible Debentures then outstanding have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred on the Indenture Trustee.

    No holder of any Convertible Debenture has any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless
(i) such holder shall have previously given to the Indenture Trustee written notice of a continuing Indenture Event of Default, (ii) if the Trust is not the sole holder of Convertible Debentures, the holders of at least 25% in aggregate principal amount of the Convertible Debentures then outstanding shall also have made written request, (iii) such holder has offered reasonable indemnity to the Indenture Trustee to institute such proceeding as Indenture Trustee, (iv) the Indenture Trustee shall have failed to institute such proceeding within 60 days of such notice, and (v) the Indenture Trustee shall not have received from the holders of a majority in aggregate principal amount of the outstanding Convertible Debentures a direction inconsistent with such request. However, such limitations do not apply to a suit instituted by a holder of a Convertible Debenture for enforcement of payment of principal, premium (if any) or interest on such Convertible Debenture on or after the respective due dates expressed in such Convertible Debenture.

    The Company is required to file annually with the Indenture Trustee and the Property Trustee a certificate as to whether or not the Company is in compliance with all the conditions and covenants under the Indenture.

MODIFICATIONS AND AMENDMENTS OF THE INDENTURE

    The Indenture contains provisions permitting the Company and the Indenture Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the outstanding Convertible Debentures, to modify the Indenture or the rights of the holders of Convertible Debentures by entering into one or more supplemental indentures; PROVIDED, HOWEVER, that no such supplemental indenture may, without the consent of the holder of each outstanding Convertible Debenture affected thereby, (i) extend the stated maturity of the Convertible Debentures or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or adversely affect the right to convert Convertible Debentures or (ii) reduce the percentage in aggregate principal amount of outstanding Convertible Debentures, the consent of whose holders is required for any such supplemental indenture. Furthermore, any such supplemental indenture will require, if the Convertible Debentures are held by the Trust, the consent of the holders of a majority in liquidation amount of Trust Securities or, if the consent of the holders of each outstanding Convertible Debenture is required, the consent of each holder of Trust Securities.

    In addition, the Company and the Indenture Trustee may execute, without the consent of any holder of Convertible Debentures, any supplemental indenture to cure any ambiguities, comply with the Trust Indenture Act and for certain other customary purposes.

INFORMATION CONCERNING THE INDENTURE TRUSTEE

    The Indenture Trustee has undertaken, prior to default, to perform only such duties as are specifically set forth in the Indenture and, after default, to exercise the same degree of care as a prudent individual would exercise in the conduct of his or her own affairs. Subject to such provision, the Indenture Trustee is under no obligation to exercise any of the powers vested in it by the Indenture at the request of any holder of Convertible Debentures unless it is offered reasonable indemnity by such holder against the costs, expenses and liabilities that might be incurred thereby. The Indenture Trustee is not required to expend or risk its own funds or otherwise incur personal financial liability in the performance of its duties if the Indenture Trustee reasonably believes that repayment or adequate indemnity is not reasonably assured to it.

GOVERNING LAW

    The Indenture and the Convertible Debentures are governed by, and construed in accordance with, the laws of the State of New York.

                                   PROXY CARD
                         FRONTIER INSURANCE GROUP, INC.
       THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints WALTER A. RHULEN and PETER H. FOLEY and each of them, proxies, each with the power of substitution, to vote the shares of the undersigned at the Special Meeting of Stockholders of Frontier Insurance Group, Inc. on December 30, 1996, and any adjournments and postponements thereof, upon all matters as may properly come before the Special Meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein.

  PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE AND MAIL IN THE ENCLOSED
                                   ENVELOPE.

                PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR MATTERS (1) AND (2) LISTED BELOW, TO COME BEFORE THE SPECIAL MEETING:

(1) To approve and ratify the financing transaction described in the accompanying proxy statement.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

(2) To adopt an amendment to Article FOURTH of the Company's Restated Certificate of Incorporation, as amended, to increase the authorized number of shares of Common Stock, $.01 par value per share, from 20,000,000 shares to 50,000,000 shares.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

(3) Upon any and all other business that may come before the Special Meeting.

    THIS PROXY, WHICH IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WILL BE VOTED FOR THE MATTERS DESCRIBED IN PARAGRAPHS (1) AND (2) UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE, IN WHICH CASE IT WILL BE VOTED AS SPECIFIED.

                                      Check here if you plan to attend the
                                      Special Meeting of Stockholders. / /
                                             SIGNATURE(S): _____________________
                                             DATE ________________________  1996

                                             Note: Executors, Administrators,
                                             Trustees, etc. should give full
                                             title.